# Acquisition of Orad Hi-Tec Systems, LTD

April 12, 2015

# Safe Harbor

The information provided in this presentation release includes forward-looking statements that involve risks and uncertainties. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include but are not limited to: statements about the expected timing and completion of the proposed transaction and financing; the anticipated benefits of the proposed transaction, including estimated synergies; the effects of the proposed transaction, including effects on future financial and operating results; the terms of the committed financing and extension or refinancing of the existing working capital loan; and other statements that are not historical facts. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that Orad's shareholders may not approve the merger agreement; the risk that financing for the proposed transaction may not be obtained on anticipated terms or at all; the risk that we may not be able to refinance or extend our existing working capital loan on favorable terms or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that Avid may fail to realize the benefits expected from the proposed transaction; the risk that the integration of Orad into Avid may not progress as anticipated; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Avid's common stock; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Avid and Orad to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers; and on their operating results and businesses generally. The risks included above are not exhaustive. Other factors that could adversely affect Avid's business and prospects are described in the filings made by Avid with the SEC. Avid expressly disclaims any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise

# Transformational Pillars

## AvidEverywhere™

- Faster new product introduction
- Improved cross selling
- Participate in higher growth areas
- Lower cost deployment
- Scale to all segments

## The Avid Advantage

- Improved service model and more efficient and targeted delivery
- Increase revenue
- Improve relationships

## Avid® Customer Association

- Increased community engagement
- Improved return on investment
- Greater market alignment

# Avid Everywhere: Our Vision for the Media Industry

**Financial Expression**
Avid Everywhere is designed to optimize the lifetime value of any participant in media ecosystem. We believe:

- Common platform lowers development costs;
- Anchor Products provide strong cross sale opportunities;
- Is scalable up and down market through flexible pricing and deployment; and the
- Connectivity Toolkit allows for cross sale of partner solutions



MediaCentral | UX
iOS
3G/4G
Marketplace
Artist Community
Avid App Store
Storage
Avid Content Marketplace
Artist Suite
FIRST
ENTRY
Video (NLE)
Audio (DAW)
Notation & Scoring
Control Surfaces
Media Suite
Metadata Tagging
Protection & Encryption
Asset Management
Newsroom Management
Multiplatform Distribution
Analytics
Storage Suite
Ingest & Playout
Online Storage
Nearline Storage
Avid MediaCentral Platform

# Strategic Filter Approach to Evaluating M&A Opportunities

## Leverages the Platform

- Achieve above-market synergies by consolidating all that is common onto the Platform
- Accelerate revenue by cross-selling target's solutions through the expanding footprint of the Platform

## Provides New Distribution

- Expand deployment of the Platform and ability to cross-sell Avid products to new customers
- Consolidate customer base in target markets and further position Avid as the lowest cost distributor of services to all segments that it serves

## Adds a New Anchor for Growth

- Contributes compelling adjacent market opportunities through differentiated technology and/or new, high-growth customer segments
- Exploit cross-sell opportunities with new anchor products

# Transaction Synopsis

ORAD
Mastering VideoGraphics

| Profile | |
|---|---|
| Founded | 1993 |
| Headquarters | Kfar Saba, Israel |
| Ownership | Public (Frankfurt) |
| Customers | >600 |
| Employees | 240 |

| 2014 Financials | |
|---|---|
| Revenue | $40.5 million |
| Annual Growth | 27% |
| Gross Margin | 70% |
| EBITDA | $5.3 million |
| Free Cash Flow | $4.5 million |

| Transaction | |
|---|---|
| Date Announced | April 12, 2015 |
| Purchase Price | €5.67 Share |
| Implied Ent. Val. | Approx. $60 million |
| Consideration | Cash |
| Expected Close | June 2015 |

**Broadcast Graphics**



**Studio**



**Video Servers**



**Sports**



**Asset Management**



# The Industry's Most Complete Solution Set

We believe the combination further distinguishes Avid as having the most comprehensive portfolio of market-leading solutions serving Broadcast and Media customers

| Broadcast and Media Product Categories | Avid | Orad | Combined |
|---|---|---|---|
| Non-Linear Editing and Processing | ✓ | | ✓ |
| High-Performance Central Shared Storage | ✓ | | ✓ |
| Production Asset Management | ✓ | | ✓ |
| Asset Management and Workflow Orchestration | ✓ | | ✓ |
| Newsroom Computer Systems | ✓ | | ✓ |
| Newsroom Production Management Systems | ✓ | | ✓ |
| Ingest and Playout Servers | ✓ | | ✓ |
| Audio Workflow Solutions | ✓ | | ✓ |
| Graphics | | ✓ | ✓ |
| Virtual Studios | | ✓ | ✓ |
| Sports Enhancement | | ✓ | ✓ |
| Production and Replay Servers | | ✓ | ✓ |
| Channel-in-a-Box | | ✓ | ✓ |
| Cloud-Based Live Production | | ✓ | ✓ |

Represents a $1B market opportunity, which we believe Avid can now more effectively address

# Cross Sell and Distribution Opportunity


Orad Revenue by Geography
North America
12%
Asia
16%
EMEA
49%
South America
23%

*Note: As of December 31, 2014*

# Transaction Overview

## Expected Sources and Uses

*($ in millions)*

| Sources | Amount | Uses | Amount |
|---|---|---|---|
| ABL Revolver (A) | $0.0 | Purchase Price, Fees, Expenses | $75.0 |
| New Term Loan | 100.0 | Cash to Balance Sheet | 25.0 |
| **Total** | **$100.0** | **Total** | **$100.0** |

## Pro Forma Debt Capitalization

Estimated 2015 pro forma net debt of approximately 1.0X EBITDA and 1.6X Operating Cash Flow

Concurrent with the closing of the committed new $100 million Term Loan, the Company expects to amend and extend its $60 million asset based revolver

## Indicative Terms for Committed Term Loan

| | |
|---|---|
| **Amount** | ▪ $100 million Term Loan |
| **Use of Proceeds** | ▪ Fund the Orad acquisition<br>▪ Pay transaction related fees and expenses<br>▪ Cash to balance sheet for general corporate purposes |
| **Security** | ▪ Subject to customary exclusions, second priority lien behind ABL facility on receivables and inventory, first priority on remaining assets |
| **Maturity** | ▪ 5.0 years |
| **Interest** | At Avid's option<br>▪ LIBOR + 6.5% (1.00% LIBOR floor)<br>▪ Reference rate plus 5.25% |
| **Original Issue Discount** | ▪ 1.0% of aggregate principal amount |
| **Prepayment Premium** | • 0-12 months: 2.00%<br>• 12-24 months: 1.00%<br>• 24 months - maturity: Par |
| **Amortization** | ▪ 0.25% per quarter, with remainder due at maturity |
| **Excess Cash Flow Sweep** | ▪ Commencing at end of 2016, 50% of excess cash flow if the Company exceeds maximum allowable leverage, as defined |
| **Financial Covenants** | ▪ Maximum leverage |
| **Closing Conditions** | • Final loan documentation and contemporaneous closing of acquisition<br>• Closing of working capital loan of $60 million<br>• Pro Forma leverage ratio met<br>• No material adverse change to Avid<br>• Customary representation and warranties<br>• Other customary closing conditions |

# Appendix

# Orad Product Overview

**Broadcast Graphics**


СЕЗОН 2013/14
ЗАЩИТА

Authoring software, channel branding, weather stereographic solutions, engine framework, enterprise graphic suite, 3D character generation and social media management

**Sports**


19.0 m

Virtual advertisements, tracked-to-field graphics, slow motion replay servers and sports enhancements (specific applications for football and soccer)

**Studio**



Virtual studio, interactive graphics, high resolution video wall display, high end virtual studio, automated radio shows, augmented reality and production hub camera tracking

**Asset Management**



Asset management capability provides workflow support for graphics and video servers sold together as solutions

**Video Servers**



Channel-in-a-box solutions, shared storage tapeless workflows, slow motion replay servers and production servers

**OrCast**



Real-time high quality television production in the cloud (in development)